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.................................................................................
                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


-----------------------------------------------------------------------------------------------------------------------------

Date of Report (Date of earliest reported)       April 3, 2002
-----------------------------------------------------------------------------------------------------------------------------

                            Advance Auto Parts, Inc.
-----------------------------------------------------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


             Delaware                                   001-16797                                    54-2049910
--------------------------------------    -------------------------------------      ----------------------------------------

   (State or other jurisdiction of               (Commission File Number)                  (IRS Employer Identification No.)
           incorporation)


           5673 Airport Road, N.W., Roanoke, Virginia                                        24012
-------------------------------------------------------------------------------      ----------------------------------------
           (Address of principal executive offices)                                        (Zip Code)


Registrant's telephone number, including area code    (540) 362-4911
                                                      -----------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

                    INFORMATION TO BE INCLUDED IN THE REPORT

     Advance Auto Parts, Inc. ("Advance" or the "Company") hereby amends its current report on Form 8-K (the "Form 8-K") originally filed with the Securities and Exchange Commission on April 5, 2002 in order to clarify that the Company dismissed Arthur Andersen LLP as its independent public accountants and state that the Company has not had any disagreements with Arthur Andersen LLP for the subsequent interim period from December 29, 2001 through April 3, 2002. Attached as Exhibit 16.1 is a revised letter from Arthur Andersen LLP to the Securities and Exchange Commission dated April 16, 2002, stating their agreement with the statements in the disclosure set forth in this Form 8-K/A. There are no other changes in the information previously reported in the Form 8-K.

Item 4.    Changes in Registrant's Certifying Accountant.

     On April 3, 2002, the Board of Directors of Advance, based on the recommendation of its Audit Committee, dismissed its independent public accountants, Arthur Andersen LLP ("Andersen"), and selected Deloitte & Touche LLP ("Deloitte") as its new independent public accountants for 2002, subject to Deloitte's completion of its customary client acceptance procedures. The appointment of Deloitte will be submitted to Advance's stockholders for ratification at Advance's 2002 Annual Meeting of Stockholders to be held on May 23, 2002.

      During Advance's two most recent fiscal years ended December 29, 2001 and December 30, 2000 and the subsequent interim period through April 3, 2002, there were no disagreements between Advance and Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused Andersen to make reference to the matter of the disagreement in connection with their reports. Andersen's reports on the Company's consolidated financial statements for each of the years ended December 29, 2001 and December 30, 2000, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

     Advance provided Andersen with a copy of this disclosure. Attached as
Exhibit 16.1 is a copy of Andersen's letter to the Securities and Exchange Commission, dated April 16, 2002, stating their agreement with the statements in this disclosure.

     None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the two most recent fiscal years ended December 29, 2001 and December 30, 2000 and the subsequent interim period through April 3, 2002.

      During the two most recent fiscal years ended December 29, 2001 and the subsequent interim period through April 3, 2002, the Company did not consult with Deloitte regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

      As required by Release 33-8070 of the SEC, on March 28, 2002, Advance filed a letter addressed to the SEC as Exhibit 99.1 to Advance's annual report on Form 10-K indicating that Andersen provided Advance with a representation letter regarding Andersen's ability to comply with professional standards regarding its audit of Advance's financial statements for the year ended December 29, 2001.

Item 7.    Financial Statements and Exhibits.

      None.

      (c)  Exhibits.



Exhibit
Number                                 Description
-------                                -----------
16.1 Letter of Arthur Andersen LLP dated April 16, 2002 regarding change in certifying accountant

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 Advance Auto Parts, Inc.
                                            ---------------------------------
                                                      (Registrant)


Date  April 16, 2002                        /s/ Jeffrey T. Gray
      --------------------------            ---------------------------------
                                             Jeffrey T. Gray
                                             Senior Vice President, Controller
                                             and Assistant Secretary

                                  EXHIBIT INDEX


Exhibit
Number
-------                           Description
                                  -----------

16.1 Letter of Arthur Andersen LLP dated April 16, 2002 regarding change in certifying accountant